AURA SYSTEMS, INC.
a Delaware Corporation

                             SUBSCRIPTION AGREEMENT

THE COMMON STOCK WHICH IS BEING SUBSCRIBED FOR HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND THE RULES AND REGULATIONS THERETO, NOR HAVE SUCH SECURITIES BEEN REGISTERED OR QUALIFIED UNDER ANY STATE'S SECURITIES LAWS. ACCORDINGLY, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF SUCH SECURITIES UNLESS (1) SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM ARE AVAILABLE, AND (2) THE PROPOSED SALE OR TRANSFER WILL NOT CONSTITUTE A VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     This Subscription Agreement by the undersigned ("Subscriber") is for Units ("Units") of Common Stock of Aura Systems, Inc. ("Aura" or the "Company"), a Delaware corporation.

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby applies to purchase the number of Units of Aura indicated below at ________ per Unit, each Unit consisting of _________, shares of Common Stock, with a minimum subscription of one Unit _____________ unless said minimum is waived by the Company.

2. Acceptance of Subscription. Aura reserves the unrestricted right to reject this subscription in whole or in part and nothing stated herein shall be construed as a promise to issue any securities subscribed for herein. Subscriptions need not be accepted in the order received and Units may be allocated in the event of over subscription. If this subscription is not accepted by the Company within five (5) business days of receipt of the full subscription price, all subscription proceeds will be returned by the Company.

3. Warranties of the Subscriber. The Subscriber represents and warrants as follows (for persons subscribing jointly, the representations and warranties set forth below are true as to all such persons. For revocable trusts, the representations and warranties set forth below are also true as to each grantor of the trust. For corporations, partnerships, trusts and other entities formed specifically to invest in Aura (including any entity in which any one of the beneficial owners may elect not to participate in the investment) the representations and warranties set forth below are also true as to every person having a beneficial interest in such corporation, partnership, trust or other entity):


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     (i)  The  Subscriber  is  acquiring  the Units and the Common  Stock  which comprises the Units ("Securities") for his own account (or if the Subscriber is a trustee, an agent subscribing for a corporation or other entity, or a partner subscribing for a partnership, for the account of the entity which is represented) for investment and not with a view to resale or distribution. He has not offered or sold any portion of his Securities and has no present intention of dividing his Securities with others or of reselling or otherwise disposing of any portion thereof either currently or after the passage of a fixed or determinable period of time or upon the occurrence of nonoccurrence of any predetermined event or circumstance.


     (ii) The Subscriber is aware that the Securities are speculative and that he may lose his entire investment and he can afford to bear the risks of an investment in Aura, including the risk of losing his entire investment.

     (iii) The Subscriber or his purchaser representative both:

          (a) Have been provided an opportunity to obtain information concerning Aura and any other relevant matters as Subscriber has requested; and

          (b) Have been given the opportunity to ask questions of and receive answers from Aura concerning the terms and conditions of the offering of the Units.

     (iv) All the information which has heretofore been furnished to Aura pursuant to the Offeree Questionnaire(s) or which is set forth herein with respect to the Subscriber's financial position and business experience is correct and complete as of the date hereof and if there is any change in such information prior to his purchase of the Units, he will immediately furnish such revised or corrected information to Aura.

     (v) The Subscriber is aware that he must bear the economic risk of his investment in Aura for an indefinite period of time because: (1) the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968 or any other state securities laws, and therefore cannot be sold, assigned or otherwise disposed of unless appropriate exemptions from such registration or qualification requirements are available; (2) Aura will place a legend on the certificates evidencing the Securities (unless and until, with respect to the Common Stock, a Registration Statement covering the Securities is in effect) stating that the Securities have not been registered under the Act or any state securities laws and setting forth the limitations on resale contained above and Aura will also require that its registrar and transfer agent make a notation of such restrictions in its appropriate records; and (3) there is no public market for such Units. He further understands and agrees that Aura will not honor any attempt by him to sell, transfer of otherwise dispose of the Securities in the absence of either an effective Registration Statement and qualification under applicable Blue Sky laws or exemptions therefrom.

     (vi) The Subscriber acknowledges that a legend will be placed on any certificates or instruments evidencing the Securities substantially as set forth on the first page of this Subscription Agreement for as long as necessary to comply with the Act and applicable state securities laws.

     (vii)The Subscriber is an "accredited investor" as such term is defined in Regulation D under the Act. The Subscriber is over the age of twenty-one years (if an individual), and is knowledgeable and experienced with respect to investment matters such as a proposed purchase of Securities. He has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of this investment and has the capacity to protect his own interests in connection with this investment.

     (viii) The Subscriber agrees to indemnify and hold harmless Aura and its directors, officers, affiliates and agents from and against any and all losses, damages and liabilities (including, but not limited to, court costs and reasonable attorneys' fees) arising or resulting from, or attributable to, any breach of the representations and warranties set forth in this Paragraph 3 or the fact that any of the representations, acknowledgements or understandings set forth in this Paragraph 3 are untrue or without adequate factual basis to be considered true and not misleading.

     (ix) The Securities offered hereby were not offered to the Subscriber by way of general solicitation or general advertising.

     (x) The Subscriber has adequate means of providing for his current needs and possible personal contingencies, and he has no need now, and anticipates no need in the foreseeable future, to sell this investment, and consequently, without limiting the generality of the foregoing, he is able to hold his securities for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in Aura in the event such loss should occur.

     (xi) The Subscriber has decided to subscribe to purchase the securities on the basis of his own independent investigation and has relied on no oral statements, representations or warranties as to the quality of the investment other than from his purchaser representative.

4. Registration Rights. Subscriber shall be entitled to registration rights for the Shares on the terms and subject to the conditions set forth in Appendix 1 to this Agreement.

5. Applicable Law. This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

6. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription and the issuance of the Securities.

7.   Number of Units.  Subject to acceptance  by Aura,  the  undersigned  hereby
     irrevocably   subscribes  for  Units  in  accordance  with  the  terms  and conditions of this Subscription Agreement, as follows:

     1 Unit at Two Hundred and Fifty Thousand Dollars per Unit ($0.0765 per Share ) for an aggregate subscription price of $ 250,000.00.

              One Hundred Percent (100%) of the subscription price
                   must accompany this Subscription Agreement.

8. Items to be Delivered by Subscriber. The following items must be delivered herewith:


     A. Completed and executed Subscription Agreement.

     B. Wire transfer in the amount of 100% of the total subscription price to the account of Aura Systems, Inc., as per the Company's written wire transfer instructions.





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                   SECURITIES ARE TO BE REGISTERED AS FOLLOWS:
                                   (check one)


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                    [    ] INDIVIDUAL OWNERSHIP
                   (One signature required)

                    [    ] TENANTS IN COMMON
                           (All tenants must sign)

                    [    ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
                           (All tenants must sign)

                    [    ] COMMUNITY PROPERTY
                           (Both spouses must sign)
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                    [    ] PARTNERSHIP
                           (Authorized Partner(s) must sign)

                    [    ] CORPORATION OR OTHER ENTITY
                           (Authorized officer(s) or agent(s) must sign)
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                    [    ] TRUST
                           (Authorized Trustee(s) must sign)


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